This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: May 29, 2003

Renaissance Mortgage Acceptance Corp. 2003-2

Home Equity Loan Asset-Backed Certificates, Series 2003-2

$393,000,000 (Approximate)

Subject to a +/- 10% Variance

Publicly Offered Certificates

	Principal	Tranche	WAL (Yrs)	Pmt Window	Assumed Final	Expected Ratings
Class (1,2,3)	Amount ($)	Type	Call/Mat (4)	(Mos) Call/Mat(4)	Maturity	S&P	Moody’s	Fitch
A	328,600,000	Floating Rate Senior	3.03/3.25	1-94/1-206	August 2033	AAA	Aaa	AAA
M-1	26,000,000	Floating Rate Sub	5.34/5.86	37-94/37-168	August 2033	AA	Aa2	AA
M-2	22,000,000	Floating Rate Sub	5.34/5.78	37-94/37-151	August 2033	A	A2	A
M-3	11,600,000	Floating Rate Sub	5.34/5.60	37-94/37-126	August 2033	BBB+	Baa1	BBB+
M-4	4,800,000	Floating Rate Sub	5.27/5.29	37-94/37-101	August 2033	BBB	Baa2	BBB
A-IO (5)	Notional	Interest Only Senior	N/A	N/A	December 2005	AAA	Aaa	AAA
Total	$393,000,000

(1) The certificate principal balances shown in the table above are subject to final rating agency approval and to a +/- 10% variance.

(2) The Offering Certificates are subject to a 10% Clean-up Call (as described herein).  After the first distribution date on which the Clean-up Call is exercisable, the margin on the Class A Certificates doubles and the related margin on the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates will increase by 1.5 times.

(3) See “Net WAC Rate” herein.

(4) See “Pricing Prepayment Speed” herein.

(5) The Class A-IO Certificates are a class of interest-only certificates and are not entitled to any principal payments.  They will accrue interest at a rate of 3.00 %  per annum on a notional balance amount equal to the lesser of (i) the applicable amount as set forth in the Class A-IO Notional Amount Schedule herein and (ii) the aggregate principal balance of the Mortgage Loans.  The Class A-IO Certificates will not receive any payments after the 30th Distribution Date.

Seller:

Delta Funding Corporation (“Delta”).

Depositor:

Renaissance Mortgage Acceptance Corp.

Servicer:

Ocwen Federal Bank FSB (“Ocwen”).

Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

Citigroup Global Markets Inc.

Trustee/Custodian:

Wells Fargo Bank Minnesota, National Association (“Wells Fargo”).

Rating Agencies:

Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Rating Services (“S&P”) and Fitch Ratings (“Fitch”).

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Cut-off Date:

For each Mortgage Loan in the mortgage pool on the Closing Date, the later of (i) the origination date of the Mortgage Loan or (ii) June 1, 2003.  For each Mortgage Loan subsequently acquired by the trust with funds from the Pre-Funding Account, the later of the (i) origination date of such Mortgage Loan or (ii) the first day of the month in which such Mortgage Loan was acquired.

Pricing Date:

On or about May [30], 2003.

Closing Date:

On or about June 26, 2003.

Settlement Date:

On or about June 26, 2003.

Distribution Date:

The 25th day of each month (or the next succeeding business day) commencing in July 2003.

Offered Certificates:

The “Senior Certificates” will consist of the Class A and the Class A-IO Certificates.  The “Subordinate Certificates” will consist of the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Offered Certificates.”

Accrued Interest:

The Offered Certificates (other than the Class A-IO Certificates) will settle with no accrued interest.  The Class A-IO Certificates will settle with accrued interest.  The price to be paid by investors for the Class A-IO Certificates will include accrued interest from June 1, 2003, up to, but not including, the Settlement Date ([25] days).

Interest Accrual Period:

The interest accrual period with respect to Offered Certificates (other than the Class A-IO Certificates) for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

The interest accrual period for the Class A-IO Certificates with respect to any Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day months).

Federal Tax Status:

It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

Registration:

The Offered Certificates will be available in book-entry form through DTC, and upon request, through Clearstream, Luxembourg and the Euroclear system.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.

SMMEA Eligibility:

The Offered Certificates will NOT constitute “mortgage related securities” for purposes of SMMEA.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Initial Mortgage Loans:

As June 1, 2003, the aggregate scheduled principal balance of the mortgage loans described herein will be approximately $228,728,327, consisting of approximately (i) $159,497,534 of fixed-rate Mortgage Loans (the “Initial Fixed-Rate Mortgage Loans”) and (ii) approximately $69,230,793 of adjustable-rate Mortgage Loans (the “Initial Adjustable-Rate Mortgage Loans,” together with the Initial Fixed-Rate Mortgage Loans, the “Initial Mortgage Loans”).  See attached collateral descriptions for more information.

Additional Mortgage Loans:

On or prior to the Closing Date, approximately $[73,021,673] of additional mortgage loans having similar characteristics to the Initial Mortgage Loans will be added to the trust, consisting of (i) approximately $[51,115,171] of additional fixed-rate Mortgage Loans (the “Additional Fixed-Rate Mortgage Loans”) and (ii) approximately $[21,906,502] of additional adjustable-rate Mortgage Loans (the “Additional Adjustable-Rate Mortgage Loans,” together with the Additional Fixed-Rate Mortgage Loans, the “Additional Mortgage Loans”).  On the Closing Date, the Initial Mortgage Loans and the Additional Mortgage Loans will be the “Closing Date Mortgage Loans.”

Pre-Funding Amount:

On the Closing Date, the Trust will deposit no more than $[98,250,000] (the “Pre-Funding Amount”) into an account (the “Pre-Funding Account”).  Funds on deposit in the Pre-Funding Account will be used from time to time to acquire subsequent mortgage loans during the Pre-Funding Period, consisting of (i) approximately $[69,387,295] of subsequent fixed-rate Mortgage Loans (the “Subsequent Fixed-Rate Mortgage Loans”) and (ii) approximately $[28,862,705] of subsequent adjustable-rate Mortgage Loans (the “Subsequent Adjustable-Rate Mortgage Loans,” together with the Subsequent Fixed-Rate Mortgage Loans, the “Subsequent Mortgage Loans”).  It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Closing Date Mortgage Loans in all material respects.

The “Pre-Funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $[10,000] and (ii) [July 25, 2003].

To the extent that the Trust does not fully use amounts on deposit in the Pre-Funding Account to purchase Subsequent Mortgage Loans by [July 25, 2003], the Trust will apply the remaining amounts as a prepayment of principal to the Class A Certificates on the Distribution Date in [August 2003].  Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Class A Certificates from amounts in the Pre-Funding Account.

Pricing Prepayment Speed:

The Offered Certificates were priced based on the following prepayment assumptions:

Fixed-rate mortgage loans:

115% of PPC-F (100% PPC-F is equal to 4% - 20% CPR over 12 months)

Adjustable-rate mortgage loans:

100% of PPC-A (100% PPC-A is equal to 4% - 35% CPR over 30 months)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Optional Termination:

The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Offered Certificates (the “Clean-up Call”), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the Pre-Funding Account on the Closing Date.

Adjusted Net Mortgage Rate:

The “Adjusted Net Mortgage Rate” for each Mortgage Loan is equal to the loan rate less the sum of (i) the servicing fee rate and (ii) the trustee fee rate.

Pass-Through Rate:

The “Pass-Through Rate” for any Interest Accrual Period on the Offered Certificates (other than the Class A-IO Certificates) will be equal to the lesser of (i) One Month LIBOR plus the margin for such class and (ii) the Net WAC Rate.

The Pass-Through Rate for the 1st through the 30th Interest Accrual Periods on the Class A-IO Certificates will be [3.00]% per annum and for the 31st Interest Accrual Period and each Interest Accrual Period thereafter will be 0.00% per annum.

Net WAC Rate:

The “Net WAC Rate” for the Offered Certificates (other than the Class A-IO Certificates) for any Interest Accrual Period is equal to (i) the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans less (ii) the Pass-Through Rate for the Class A-IO Certificates multiplied by a fraction equal to (a) the notional balance of the Class A-IO Certificates divided by (b) the aggregate principal balance of the Mortgage Loans plus any remaining amounts in the Pre-Funding Account (the result being adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Net WAC Rate

Carryover Amount:

If on any Distribution Date the Pass-Through Rate for any Class of Offered Certificates (other than the Class A-IO Certificate) is limited by the Net WAC Rate, the “Net WAC Rate Carryover Amount” for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on LIBOR plus the applicable margin over (b) the amount of interest actually accrued on such Class based on the Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest at the related Pass-Through Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into the “Yield Maintenance Agreement” to make payments in respect of any Net WAC Rate Carryover Amounts on the Offered Certificates (other than the Class S Certificates) pro rata based on the aggregate certificate principal balance of the Offered Certificates.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Servicing Fee

and Reimbursements:

With respect to each Distribution Date, the Servicer will be entitled to a fee equal to 1/12 of the applicable percentage set forth below times the aggregate principal balance of the Mortgage Loans (the “Servicing Fee”), plus any reimbursable amounts.

Distribution Date	Servicing Fee
1-10	[0.30]%
11-24	[0.40]%
25-36	[0.50]%
37+	[0.65]%

Trustee Fee and

Reimbursements:

With respect to each Distribution Date, the Trustee will be entitled to a fee equal to 1/12 of [0.02]% of the aggregate principal balance of the Mortgage Loans (the “Trustee Fee”), plus any reimbursable amounts.

Credit Enhancement:

Credit enhancement for the Offered Certificates will consist of (i) Excess Interest (as defined below), (ii) overcollateralization and (iii) subordination.

Credit Enhancement

Percentages:

Initial Credit		Target Credit Enhancement
Enhancement		After Stepdown Date
Rating	Percent	Rating	Percent
AAA/Aaa/AAA	[17.85]%	AAA/Aaa/AAA	[35.70]%
AA/Aa2/AA	[11.35]%	AA/Aa2/AA	[22.70]%
A/A2/A	[5.85]%	A/A2/A	[11.70]%
BBB+/Baa1/BBB+	[2.95]%	BBB+/Baa1/BBB+	[5.90]%
BBB/Baa2/BBB	[1.75]%	BBB/Baa2/BBB	[3.50]%

Senior Enhancement

Percentage:

The “Senior Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the sum of (a) the aggregate principal balance of the Mortgage Loans and (b) any remaining amounts in the Pre-Funding Accounts.

Credit Enhancement

Percentage:

The “Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the certificates that are subordinate to the applicable certificates  and (b) the Overcollateralization Amount divided by (ii) the sum of (a) the aggregate principal balance of the Mortgage Loans and (b) any remaining amounts in the Pre-Funding Accounts.

Excess Interest:

For each Distribution Date, the interest collections from the Mortgage Loans minus the sum of (i) the interest paid on the Offered Certificates at their respective Pass-Through Rates and (ii) the servicing and trustee fees paid in respect of the Mortgage Loans.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Overcollateralization

Amount:

On any Distribution Date, the “Overcollateralization Amount” will be the amount by which the sum of the aggregate principal balance of the Mortgage Loans and any remaining amounts in the Pre-Funding Account exceeds the aggregate certificate principal balance of the Offered Certificates after giving effect to the distribution of principal on that Distribution Date.  On any Distribution Date on which the Overcollateralization Amount does not equal the Required Overcollateralization Amount, Excess Interest, to the extent available, will be distributed as principal to the Certificateholders then entitled to distributions of principal to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

On the Closing Date, the Required Overcollateralization Amount will be satisfied.

Required

Overcollateralization

Amount:

On any Distribution Date on which a Cumulative Loss Event or a Delinquency Event has not occurred, the Required Overcollateralization Amount is equal to:

(i) prior to the Stepdown Date, [1.75]% of the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and the Pre-Funding Amount on the Closing Date.

(ii) on or after the Stepdown Date,  the greater of:

(a) the lesser of:

(i) [1.75]% of the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and the Pre-Funding Amount on the Closing Date; and

(ii) [3.50]% of the current aggregate principal balance of the Mortgage Loans;

(b) [0.50]% of the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and the Pre-Funding Amount on the Closing Date (the “OC Floor”).

On any Distribution Date during the continuance of (a) a Delinquency Event (whether or not a Cumulative Loss Event is continuing), the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect as of the immediately preceding Distribution Date or (b) a Cumulative Loss Event (and a Delinquency Event is not then continuing), the Required Overcollateralization Amount will equal the lesser of (i) the Required Overcollateralization Amount as of the preceding Distribution Date and (ii) [7.00]% of the aggregate pool balance of the mortgage loans as of the end of the related Due Period.  Under no circumstance shall the Required Overcollateralization Amount be less than the OC Floor.

Subordination Required

Overcollateralization

Amount:

On any Distribution Date on or after the Stepdown Date on which a Delinquency Event is not in effect, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount determined without regard to the OC Floor minimum, otherwise the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Delinquency Event:

A “Delinquency Event” shall have occurred and be continuing, if at any time, (i) the three-month rolling average of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans that are 60+ days delinquent as of the last day of the related prepayment period and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the last day of the related due period exceeds (ii) [43]% of the Senior Enhancement Percentage.

Cumulative Loss Event:

A Cumulative Loss Event will have occurred if cumulative net losses (as a percentage of the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and the initial Pre-Funding Amount) exceed the applicable percentages below during the related period of time:

Distribution Dates	Percentages
37-48	[3.00]% for the first month plus an additional 1/12th of [1.25]% for each month thereafter
49-60	[4.25]% for the first month plus an additional 1/12th of [0.65]% for each month thereafter
61-72	[4.90]% for the first month plus an additional 1/12th of [0.40]% for each month thereafter
73-84	[5.30]% for the first month plus an additional 1/12th of [0.20]% for each month thereafter
85 and thereafter	[5.50]%

Stepdown Date:

The earlier to occur of

(i)    the Distribution Date on which the principal balance of the Class A

        Certificates has been reduced to zero and

(ii)   the later to occur of

  (x)   the Distribution Date occurring in July 2006 and

  (y)   the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to [35.70]%.

Subordination

Increase Amount:

As to any Distribution Date, the lesser of the Subordination Deficiency and Excess Interest.

Subordination Deficiency:

As to any Distribution Date, the excess, if any, of the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the Mortgage Loans (but prior to the distribution of any Subordination Increase Amount).

Excess OC Amount:

As to any Distribution Date, the lesser of (i) the principal payments received on the Mortgage Loans and (ii) the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount (assuming 100% of the principal payments received on the Mortgage Loans is distributed to the Offered Certificates).

Allocation of Losses:

Losses not covered by other available credit enhancement will be allocated to the Subordinate Certificates in the reverse order of payment priority (first to the Class M-4, then to the Class M-3, then the Class M-2 and then the Class M-1 Certificates).

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Priority of Distributions:

Available funds will be distributed in the following order of priority, in each case, to the extent of funds remaining:

1.

To the servicer and trustee, the related fees;

2.

Concurrently, to the Class A and Class A-IO Certificates, the related interest due, plus any related interest shortfall;

3.

Sequentially, to the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, the related interest due;

4.

To the Class A Certificates, the Class A Principal Distribution Amount excluding any Subordination Increase Amount;

5.

Sequentially, to the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, the related Principal Distribution Amount, excluding any Subordination Increase Amount;

6.

To the Offered Certificates (other than the Class A-IO Certificates), the related Subordination Increase Amount, distributed as in priorities 4 and 5 above;

7.

Sequentially, to the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, any interest and principal shortfalls;

8.

To the Offered Certificates pro rata based on aggregate certificate principal balance, any proceeds from the Yield Maintenance Agreement to pay any Net WAC Rate Carryover Amounts;

9.

Sequentially, to the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, the related Net WAC Rate Carryover Amount;

10.

To the trustee, reimbursement for any expenses incurred as a result of a servicing transfer related to the resignation or termination of the servicer;

11.

To the residual certificates, any remaining amounts.

Principal Distribution

Amount:

As to any Distribution Date, the lesser of: (i) the balance of the Offered Certificates (other than the Class A-IO Certificates) prior to such Distribution Date and (ii) the sum of (a) principal from the Mortgage Loans less any Excess OC Amount and (b) the Subordination Increase Amount.

Class A  Principal

Distribution Amount:

As to any Distribution Date prior to the Stepdown Date or during the continuation of a Delinquency Event, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the certificate principal balance of the Class A Certificates.

As to any other Distribution Date, an amount equal to the excess, if any, of (i) the certificate principal balance of the Class A Certificates prior to such Distribution Date over (ii) the lesser of (a) [67.80]% of the balance of the Mortgage Loans as of the end of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date and (b) the balance of the Mortgage Loans as of such Distribution Date less the OC Floor.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class M-1 Principal

Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of the Class A Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

(a)  the sum of:

(i)  the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date, and

(ii)  the certificate principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date; over

(b)  the lesser of:

(i)  [80.80]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)  the balance of the Mortgage Loans as of the last day of the related due period, minus the OC Floor.

Class M-2 Principal

Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of the Class A Certificates and Class M-1 Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

(a)  the sum of:

(i)  the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)  the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and

(iii)  the certificate principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date; over

(b)  the lesser of:

(i)  [91.80]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)  the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class M-3 Principal

Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

(a)  the sum of:

(i)  the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)  the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii) the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, and

(iv)  the certificate principal balance of the Class M-3 Certificates immediately prior to the applicable Distribution Date; over

(b)  the lesser of:

(i)  [97.60]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)  the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class M-4 Principal

Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

(c)  the sum of:

(v)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(vi)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(vii)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(viii)

the certificate principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, and

(ix)

the certificate principal balance of the Class M-4 Certificates immediately prior to the applicable Distribution Date; over

(d)  the lesser of:

(iii)

100.00% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(iv)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

CLASS A-IO NOTIONAL AMOUNT SCHEDULE

Class A-IO
Period	Date	Notional Amount
1	7/25/2003	$ 46,665,520
2	8/25/2003	$ 46,446,753
3	9/25/2003	$ 46,121,053
4	10/25/2003	$ 45,733,937
5	11/25/2003	$ 45,288,645
6	12/25/2003	$ 44,785,381
7	1/25/2004	$ 44,224,350
8	2/25/2004	$ 43,607,263
9	3/25/2004	$ 42,934,320
10	4/25/2004	$ 42,210,236
11	5/25/2004	$ 29,595,494
12	6/25/2004	$ 29,006,960
13	7/25/2004	$ 28,407,128
14	8/25/2004	$ 27,810,696
15	9/25/2004	$ 27,217,637
16	10/25/2004	$ 26,628,027
17	11/25/2004	$ 26,040,440
18	12/25/2004	$ 25,457,955
19	1/25/2005	$ 24,877,650
20	2/25/2005	$ 24,302,602
21	3/25/2005	$ 23,731,390
22	4/25/2005	$ 23,164,094
23	5/25/2005	$ 22,600,791
24	6/25/2005	$ 22,044,554
25	7/25/2005	$ 12,895,249
26	8/25/2005	$ 12,566,943
27	9/25/2005	$ 12,242,983
28	10/25/2005	$ 11,921,941
29	11/25/2005	$ 11,605,350
30	12/25/2005	$ 11,291,787
31	1/25/2006	$0

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class A To Call
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	16.83	5.23	3.90	3.03	2.45	2.07	1.71
MDUR (yr)	14.06	4.83	3.67	2.89	2.36	2.00	1.67
First Prin Pay	07/25/03	07/25/03	07/25/03	07/25/03	07/25/03	07/25/03	07/25/03
Last Prin Pay	07/25/31	06/25/17	10/25/13	04/25/11	09/25/09	09/25/08	11/25/07

Class A To Maturity
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	16.89	5.58	4.19	3.25	2.63	2.22	1.84
MDUR (yr)	14.09	5.10	3.91	3.08	2.52	2.14	1.78
First Prin Pay	07/25/03	07/25/03	07/25/03	07/25/03	07/25/03	07/25/03	07/25/03
Last Prin Pay	03/25/33	01/25/30	07/25/25	08/25/20	03/25/17	02/25/15	02/25/13

Class M-1 To Call
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	25.14	9.49	6.98	5.34	4.48	4.14	4.14
MDUR (yr)	18.53	8.28	6.29	4.92	4.18	3.88	3.89
First Prin Pay	05/25/23	05/25/08	02/25/07	07/25/06	09/25/06	11/25/06	02/25/07
Last Prin Pay	07/25/31	06/25/17	10/25/13	04/25/11	09/25/09	09/25/08	11/25/07

Class M-1 To Maturity
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	25.29	10.32	7.66	5.86	4.89	4.49	4.43
MDUR (yr)	18.61	8.84	6.79	5.33	4.52	4.18	4.15
First Prin Pay	05/25/23	05/25/08	02/25/07	07/25/06	09/25/06	11/25/06	02/25/07
Last Prin Pay	12/25/32	11/25/26	09/25/21	06/25/17	08/25/14	11/25/12	04/25/11

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class M-2 To Call
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	25.14	9.49	6.98	5.34	4.42	3.97	3.73
MDUR (yr)	15.76	7.68	5.93	4.69	3.97	3.61	3.41
First Prin Pay	05/25/23	05/25/08	02/25/07	07/25/06	08/25/06	09/25/06	10/25/06
Last Prin Pay	07/25/31	06/25/17	10/25/13	04/25/11	09/25/09	09/25/08	11/25/07

Class M-2 To Maturity
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	25.28	10.21	7.56	5.78	4.77	4.27	3.97
MDUR (yr)	15.81	8.08	6.30	5.00	4.23	3.84	3.60
First Prin Pay	05/25/23	05/25/08	02/25/07	07/25/06	08/25/06	09/25/06	10/25/06
Last Prin Pay	10/25/32	12/25/24	12/25/19	01/25/16	06/25/13	11/25/11	07/25/10

Class M-3 To Call
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	25.14	9.49	6.98	5.34	4.39	3.90	3.57
MDUR (yr)	13.76	7.19	5.64	4.50	3.81	3.44	3.18
First Prin Pay	05/25/23	05/25/08	02/25/07	07/25/06	07/25/06	07/25/06	08/25/06
Last Prin Pay	07/25/31	06/25/17	10/25/13	04/25/11	09/25/09	09/25/08	11/25/07

Class M-3 To Maturity
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	25.23	9.92	7.33	5.60	4.60	4.08	3.72
MDUR (yr)	13.78	7.40	5.84	4.67	3.96	3.57	3.29
First Prin Pay	05/25/23	05/25/08	02/25/07	07/25/06	07/25/06	07/25/06	08/25/06
Last Prin Pay	06/25/32	11/25/21	04/25/17	12/25/13	10/25/11	07/25/10	05/25/09

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class M-4 To Call
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	25.09	9.37	6.89	5.27	4.33	3.83	3.49
MDUR (yr)	13.75	7.13	5.58	4.46	3.77	3.38	3.12
First Prin Pay	05/25/23	05/25/08	02/25/07	07/25/06	07/25/06	07/25/06	07/25/06
Last Prin Pay	07/25/31	06/25/17	10/25/13	04/25/11	09/25/09	09/25/08	11/25/07

Class M-4 To Maturity
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	25.10	9.40	6.91	5.29	4.35	3.84	3.50
MDUR (yr)	13.75	7.14	5.60	4.47	3.78	3.39	3.13
First Prin Pay	05/25/23	05/25/08	02/25/07	07/25/06	07/25/06	07/25/06	07/25/06
Last Prin Pay	09/25/31	04/25/18	07/25/14	11/25/11	02/25/10	01/25/09	03/25/08

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Yield Maintenance Agreement Schedule

	Accrual	Payment	Cap	Cap	Cap		Accrual	Payment	Cap	Cap	Cap
Period	Date	Date	Schedule ($)	Strike (%)	Strike (%)	Period	Date	Date	Schedule ($)	Strike (%)	Strike (%)
1	06/26/03	07/25/03	393,000,000.00	5.25986	10.000000	44	01/25/07	02/25/07	150,497,422.49	8.67728	10.000000
2	07/25/03	08/25/03	391,370,571.83	7.41274	10.000000	45	02/25/07	03/25/07	146,494,201.78	9.59430	10.000000
3	08/25/03	09/25/03	388,755,908.18	7.41275	10.000000	46	03/25/07	04/25/07	142,600,198.92	8.65444	10.000000
4	09/25/03	10/25/03	385,629,821.21	7.65986	10.000000	47	04/25/07	05/25/07	138,812,307.33	8.93246	10.000000
5	10/25/03	11/25/03	381,996,228.66	7.41278	10.000000	48	05/25/07	06/25/07	135,127,521.29	8.79440	10.000000
6	11/25/03	12/25/03	377,861,096.43	7.65986	10.000000	49	06/25/07	07/25/07	131,544,464.58	9.08118	10.000000
7	12/25/03	01/25/04	373,232,455.26	7.41275	10.000000	50	07/25/07	08/25/07	128,058,707.35	8.85506	10.000000
8	01/25/04	02/25/04	368,120,404.37	7.41273	10.000000	51	08/25/07	09/25/07	124,668,192.38	8.84184	10.000000
9	02/25/04	03/25/04	362,537,101.62	7.92392	10.000000	52	09/25/07	10/25/07	121,369,446.06	9.12300	10.000000
10	03/25/04	04/25/04	356,496,739.64	7.41265	10.000000	53	10/25/07	11/25/07	118,159,883.26	8.81587	10.000000
11	04/25/04	05/25/04	350,015,507.75	7.65917	10.000000	54	11/25/07	12/25/07	115,036,996.68	9.18702	10.000000
12	05/25/04	06/25/04	343,114,330.73	7.41198	10.000000	55	12/25/07	01/25/08	111,999,100.49	8.88186	10.000000
13	06/25/04	07/25/04	336,085,748.41	7.65903	10.000000	56	01/25/08	02/25/08	109,043,070.97	8.91901	10.000000
14	07/25/04	08/25/04	328,946,046.75	7.41194	10.000000	57	02/25/08	03/25/08	106,166,986.70	9.51921	10.000000
15	08/25/04	09/25/04	321,842,258.63	7.41193	10.000000	58	03/25/08	04/25/08	103,368,187.67	8.89122	10.000000
16	09/25/04	10/25/04	314,775,695.21	7.65899	10.000000	59	04/25/08	05/25/08	100,644,516.49	9.17359	10.000000
17	10/25/04	11/25/04	307,747,960.75	7.41196	10.000000	60	05/25/08	06/25/08	97,993,879.92	8.94687	10.000000
18	11/25/04	12/25/04	300,760,936.76	7.65906	10.000000	61	06/25/08	07/25/08	95,414,784.75	9.23505	10.000000
19	12/25/04	01/25/05	293,816,764.87	7.41206	10.000000	62	07/25/08	08/25/08	92,904,709.15	8.96112	10.000000
20	01/25/05	02/25/05	286,917,828.66	7.41213	10.000000	63	08/25/08	09/25/08	90,461,961.33	8.94667	10.000000
21	02/25/05	03/25/05	280,066,734.47	8.20639	10.000000	64	09/25/08	10/25/08	88,084,414.91	9.23007	10.000000
22	03/25/05	04/25/05	273,266,291.19	7.41234	10.000000	65	10/25/08	11/25/08	85,770,265.77	8.91811	10.000000
23	04/25/05	05/25/05	266,519,489.26	7.66326	10.000000	66	11/25/08	12/25/08	83,517,762.09	9.20081	10.000000
24	05/25/05	06/25/05	259,829,572.77	7.66836	10.000000	67	12/25/08	01/25/09	81,325,202.76	8.89141	10.000000
25	06/25/05	07/25/05	253,207,470.25	7.92712	10.000000	68	01/25/09	02/25/09	79,190,942.44	8.88867	10.000000
26	07/25/05	08/25/05	246,648,565.38	7.80452	10.000000	69	02/25/09	03/25/09	77,113,429.28	9.82567	10.000000
27	08/25/05	09/25/05	240,160,291.04	7.80253	10.000000	70	03/25/09	04/25/09	75,091,042.14	8.86105	10.000000
28	09/25/05	10/25/05	233,741,845.27	8.06024	10.000000	71	04/25/09	05/25/09	73,122,268.01	9.14232	10.000000
29	10/25/05	11/25/05	227,396,821.39	7.79874	10.000000	72	05/25/09	06/25/09	71,205,637.40	8.83389	10.000000
30	11/25/05	12/25/05	221,129,297.34	8.13899	10.000000	73	06/25/09	07/25/09	69,339,722.95	9.11451	10.000000
31	12/25/05	01/25/06	215,000,445.09	8.01795	10.000000	74	07/25/09	08/25/09	67,523,138.21	8.80720	10.000000
32	01/25/06	02/25/06	209,010,970.02	8.05724	10.000000	75	08/25/09	09/25/09	65,754,536.39	8.79403	10.000000
33	02/25/06	03/25/06	203,189,255.33	8.91587	10.000000	76	09/25/09	10/25/09	64,032,609.15	9.07368	10.000000
34	03/25/06	04/25/06	197,529,567.38	8.04887	10.000000	77	10/25/09	11/25/09	62,356,085.51	8.76804	10.000000
35	04/25/06	05/25/06	192,027,188.95	8.31468	10.000000	78	11/25/09	12/25/09	60,723,730.64	9.04706	10.000000
36	05/25/06	06/25/06	186,677,574.86	8.43068	10.000000	79	12/25/09	01/25/10	59,134,344.88	8.74251	10.000000
37	06/25/06	07/25/06	181,484,853.14	8.57306	10.000000	80	01/25/10	02/25/10	57,586,762.59	8.72992	10.000000
38	07/25/06	08/25/06	177,015,710.29	8.47362	10.000000	81	02/25/10	03/25/10	56,079,851.20	9.65145	10.000000
39	08/25/06	09/25/06	172,281,834.44	8.46415	10.000000	82	03/25/10	04/25/10	54,593,274.84	8.70507	10.000000
40	09/25/06	10/25/06	167,678,210.70	8.73657	10.000000	83	04/25/10	05/25/10	53,112,611.67	8.98258	10.000000
41	10/25/06	11/25/06	163,201,097.04	8.44663	10.000000	84	05/25/10	06/25/10	51,670,769.05	8.68068	10.000000
42	11/25/06	12/25/06	158,846,875.74	8.89490	10.000000	85	06/25/10	07/25/10	0.00	0.00000	0.00000
43	12/25/06	01/25/07	154,614,202.40	8.60402	10.000000

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Effective Net WAC Rate Schedule

Period	Net WAC Rate (1,2,3)	Period	Net WAC Rate (1,2,3)	Period	Net WAC Rate (1,2,3)
1	10.00000%	40	10.00000%	79	10.00000%
2	10.00000%	41	10.00000%	80	10.00000%
3	10.00000%	42	10.00000%	81	10.00000%
4	10.00000%	43	10.00000%	82	10.00000%
5	10.00000%	44	10.00000%	83	10.00000%
6	10.00000%	45	10.00000%	84	10.00000%
7	10.00000%	46	10.00000%
8	10.00000%	47	10.00000%
9	10.00000%	48	10.00000%
10	10.00000%	49	10.00000%
11	10.00000%	50	10.00000%
12	10.00000%	51	10.00000%
13	10.00000%	52	10.00000%
14	10.00000%	53	10.00000%
15	10.00000%	54	10.00000%
16	10.00000%	55	10.00000%
17	10.00000%	56	10.00000%
18	10.00000%	57	10.00000%
19	10.00000%	58	10.00000%
20	10.00000%	59	10.00000%
21	10.00000%	60	10.00000%
22	10.00000%	61	10.00000%
23	10.00000%	62	10.00000%
24	10.00000%	63	10.00000%
25	10.00000%	64	10.00000%
26	10.00000%	65	10.00000%
27	10.00000%	66	10.00000%
28	10.00000%	67	10.00000%
29	10.00000%	68	10.00000%
30	10.00000%	69	10.00000%
31	10.00000%	70	10.00000%
32	10.00000%	71	10.00000%
33	10.00000%	72	10.00000%
34	10.00000%	73	10.00000%
35	10.00000%	74	10.00000%
36	10.00000%	75	10.00000%
37	10.00000%	76	10.00000%
38	10.00000%	77	10.00000%
39	10.00000%	78	10.00000%

(1)  One Month LIBOR and Six Month LIBOR increased to 20%.

(2)  Includes proceeds from the Yield Maintenance Agreement.

(3)  Adjusted to actual/360.

.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Initial Mortgage Loans
Scheduled Principal Balances as of June 1, 2003

TOTAL CURRENT BALANCE	$228,728,327
NUMBER OF LOANS	1,750

			Minimum		Maximum
AVG CURRENT BALANCE	$130,701.90		$24,543.27		$574,159.14
WAVG GROSS COUPON	8.431%		5.590%		12.690%

WAVG GROSS MARGIN	7.543%		4.540%		11.140%
WAVG PERIOD RATE CAP	1.000%		1.000%		1.000%
WAVG MIN INT RATE	8.381%		5.590%		12.040%
WAVG MAX INT RATE	15.381%		12.590%		19.040%

WAVG NEXT RESET	30	months	22	months	36	months
WAVG COMB LTV	75.70%		14.15%		100.00%
WAVG FICO SCORE	618		451		813

WAVG ORIGINAL TERM	324	months	60	months	360	months
WAVG REMAINING TERM	323	months	59	months	360	months
WAVG SEASONING	0.90	months	0	months	2	months

TOP PREPAYMENT CONC ($)	80.43 % Prepayment Penalty, 19.57 % No Prepayment Penalty
WAVG PREPAY TERM	27	months	12	months	36	months

TOP STATE CONC ($)	29.08 % New York, 8.09 % New Jersey, 7.89 % North Carolina
MAXIMUM ZIP CODE CONC ($)	0.85% 11412

FIRST PAY DATE			May 01, 2003	Aug 01, 2003
NEXT RATE CHANGE DATE			Apr 01, 2005	Jul 01, 2006
MATURE DATE			May 01, 2008	Jun 01, 2033

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT	Mortgage Loans	the Cut-off Date	the Cut-off Date
Fixed Rate	1,230	159,497,533.52	69.73
3/27 Arms	311	39,436,348.36	17.24
2/28 Arms	209	29,794,445.09	13.03
Total	1,750	228,728,326.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($)	Mortgage Loans	the Cut-off Date	the Cut-off Date
24,543 - 50,000	187	7,723,551.13	3.38
50,001 - 100,000	607	45,038,667.25	19.69
100,001 - 150,000	409	50,572,429.86	22.11
150,001 - 200,000	246	42,973,506.70	18.79
200,001 - 250,000	155	34,788,900.58	15.21
250,001 - 300,000	70	19,098,603.06	8.35
300,001 - 350,000	37	11,933,116.87	5.22
350,001 - 400,000	22	8,334,841.21	3.64
400,001 - 450,000	6	2,638,422.09	1.15
450,001 - 500,000	6	2,889,196.40	1.26
500,001 - 550,000	3	1,610,932.68	0.70
550,001 - 574,159	2	1,126,159.14	0.49
Total	1,750	228,728,326.97	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%)	Mortgage Loans	the Cut-off Date	the Cut-off Date
5.590 - 6.000	34	5,142,189.40	2.25
6.001 - 6.500	67	10,890,779.94	4.76
6.501 - 7.000	137	23,752,208.56	10.38
7.001 - 7.500	121	19,257,550.76	8.42
7.501 - 8.000	244	37,814,407.72	16.53
8.001 - 8.500	185	24,841,975.58	10.86
8.501 - 9.000	305	38,886,426.03	17.00
9.001 - 9.500	172	17,975,070.25	7.86
9.501 - 10.000	216	23,504,006.81	10.28
10.001 - 10.500	118	11,491,345.14	5.02
10.501 - 11.000	68	7,120,503.42	3.11
11.001 - 11.500	38	3,905,582.87	1.71
11.501 - 12.000	28	2,491,290.25	1.09
12.001 - 12.500	16	1,589,022.77	0.69
12.501 - 12.690	1	65,967.47	0.03
Total	1,750	228,728,326.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%)	Mortgage Loans	the Cut-off Date	the Cut-off Date
4.540 - 5.000	4	544,205.62	0.79
5.001 - 5.500	10	1,605,048.81	2.32
5.501 - 6.000	25	3,612,681.12	5.22
6.001 - 6.500	40	6,649,524.60	9.60
6.501 - 7.000	71	11,649,287.90	16.83
7.001 - 7.500	78	10,404,887.30	15.03
7.501 - 8.000	87	11,611,933.56	16.77
8.001 - 8.500	68	9,918,860.14	14.33
8.501 - 9.000	60	6,484,229.34	9.37
9.001 - 9.500	37	3,371,079.59	4.87
9.501 - 10.000	18	1,575,997.94	2.28
10.001 - 10.500	11	887,237.12	1.28
10.501 - 11.000	10	821,320.41	1.19
11.001 - 11.140	1	94,500.00	0.14
Total	520	69,230,793.45	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT CAP (%)	Mortgage Loans	the Cut-off Date	the Cut-off Date
5.590 - 6.000	5	641,605.55	0.93
6.001 - 6.500	15	1,948,757.96	2.81
6.501 - 7.000	31	5,131,924.81	7.41
7.001 - 7.500	49	8,182,969.91	11.82
7.501 - 8.000	79	12,320,980.03	17.80
8.001 - 8.500	71	9,435,005.67	13.63
8.501 - 9.000	98	13,968,267.89	20.18
9.001 - 9.500	56	6,368,695.74	9.20
9.501 - 10.000	61	6,418,902.02	9.27
10.001 - 10.500	21	2,155,327.34	3.11
10.501 - 11.000	13	912,899.00	1.32
11.001 - 11.500	10	812,266.73	1.17
11.501 - 12.000	9	765,798.29	1.11
12.001 - 12.040	2	167,392.51	0.24
Total	520	69,230,793.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT CAP (%)	Mortgage Loans	the Cut-off Date	the Cut-off Date
12.590 - 13.000	5	641,605.55	0.93
13.001 - 13.500	15	1,948,757.96	2.81
13.501 - 14.000	31	5,131,924.81	7.41
14.001 - 14.500	49	8,182,969.91	11.82
14.501 - 15.000	79	12,320,980.03	17.80
15.001 - 15.500	71	9,435,005.67	13.63
15.501 - 16.000	98	13,968,267.89	20.18
16.001 - 16.500	56	6,368,695.74	9.20
16.501 - 17.000	61	6,418,902.02	9.27
17.001 - 17.500	21	2,155,327.34	3.11
17.501 - 18.000	13	912,899.00	1.32
18.001 - 18.500	10	812,266.73	1.17
18.501 - 19.000	9	765,798.29	1.11
19.001 - 19.040	2	167,392.51	0.24
Total	520	69,230,793.45	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE CHANGE DATE	Mortgage Loans	the Cut-off Date	the Cut-off Date
04/01/05 - 04/30/05	43	6,402,125.95	9.25
05/01/05 - 05/31/05	105	14,529,869.14	20.99
06/01/05 - 06/30/05	61	8,862,450.00	12.80
04/01/06 - 04/30/06	52	6,305,537.99	9.11
05/01/06 - 05/31/06	156	20,874,980.37	30.15
06/01/06 - 06/30/06	102	12,151,830.00	17.55
07/01/06 - 07/31/06	1	104,000.00	0.15
Total	520	69,230,793.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months)	Mortgage Loans	the Cut-off Date	the Cut-off Date
60 - 90	16	816,775.61	0.36
91 - 150	94	7,347,593.80	3.21
151 - 210	223	22,812,935.75	9.97
211 - 270	113	12,582,528.80	5.50
271 - 330	91	11,061,849.93	4.84
331 - 360	1,213	174,106,643.08	76.12
Total	1,750	228,728,326.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months)	Mortgage Loans	the Cut-off Date	the Cut-off Date
59 - 60	3	130,784.55	0.06
61 - 120	81	5,606,063.69	2.45
121 - 180	225	22,725,114.70	9.94
181 - 240	120	12,832,329.88	5.61
241 - 300	80	9,726,034.87	4.25
301 - 360	1,241	177,707,999.28	77.69
Total	1,750	228,728,326.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING (Months)	Mortgage Loans	the Cut-off Date	the Cut-off Date
<= 0	572	72,108,537.44	31.53
1 - 2	1,178	156,619,789.53	68.47
Total	1,750	228,728,326.97	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMB LTV (%)	Mortgage Loans	the Cut-off Date	the Cut-off Date
14.15 - 15.00	1	87,000.00	0.04
15.01 - 20.00	4	279,945.53	0.12
20.01 - 25.00	4	261,777.30	0.11
25.01 - 30.00	10	867,580.44	0.38
30.01 - 35.00	14	1,258,309.84	0.55
35.01 - 40.00	26	2,829,224.68	1.24
40.01 - 45.00	29	2,881,704.82	1.26
45.01 - 50.00	55	5,899,441.55	2.58
50.01 - 55.00	75	9,485,055.51	4.15
55.01 - 60.00	77	9,856,225.74	4.31
60.01 - 65.00	112	14,054,610.81	6.14
65.01 - 70.00	163	22,397,215.19	9.79
70.01 - 75.00	236	34,035,377.43	14.88
75.01 - 80.00	362	45,424,730.38	19.86
80.01 - 85.00	221	29,455,686.82	12.88
85.01 - 90.00	240	32,870,084.58	14.37
90.01 - 95.00	55	7,806,987.43	3.41
95.01 - 100.00	66	8,977,368.92	3.92
Total	1,750	228,728,326.97	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE	Mortgage Loans	the Cut-off Date	the Cut-off Date
451 - 500	32	4,257,632.20	1.86
501 - 550	275	32,921,349.26	14.39
551 - 600	415	52,128,745.86	22.79
601 - 650	517	70,135,100.60	30.66
651 - 700	332	46,550,506.39	20.35
701 - 750	131	16,779,641.74	7.34
751 - 800	46	5,814,436.48	2.54
801 - 813	2	140,914.44	0.06
Total	1,750	228,728,326.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM (Months)	Mortgage Loans	the Cut-off Date	the Cut-off Date
0	380	44,763,384.52	19.57
12	283	56,340,066.08	24.63
24	183	24,908,052.95	10.89
30	13	1,843,003.55	0.81
36	891	100,873,819.87	44.10
Total	1,750	228,728,326.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN	Mortgage Loans	the Cut-off Date	the Cut-off Date
First Lien	1,679	224,686,339.32	98.23
Second Lien	71	4,041,987.65	1.77
Total	1,750	228,728,326.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY	Mortgage Loans	the Cut-off Date	the Cut-off Date
Primary	1,572	205,847,466.62	90.00
Non-owner	178	22,880,860.35	10.00
Total	1,750	228,728,326.97	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE	Mortgage Loans	the Cut-off Date	the Cut-off Date
Single Family	1,367	171,128,579.73	74.82
Two-Four Family	179	33,523,921.88	14.66
Multi-Use	43	7,418,178.13	3.24
Condominium	53	6,119,321.02	2.68
Five-Eight Family	34	5,508,303.18	2.41
Manufactured Housing	74	5,030,023.03	2.20
Total	1,750	228,728,326.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION	Mortgage Loans	the Cut-off Date	the Cut-off Date
Full	1,347	169,378,035.99	74.05
No Income Verification	217	33,068,694.98	14.46
Limited	109	16,066,813.57	7.02
Stated Income	77	10,214,782.43	4.47
Total	1,750	228,728,326.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE	Mortgage Loans	the Cut-off Date	the Cut-off Date
A	1,524	202,821,433.55	88.67
B	133	16,041,008.62	7.01
C	62	6,233,464.54	2.73
D	31	3,632,420.26	1.59
Total	1,750	228,728,326.97	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE	Mortgage Loans	the Cut-off Date	the Cut-off Date
Cash Out Refinance	754	98,908,940.43	43.24
Debt Consolidation	595	76,750,758.55	33.56
Rate/Term Refinance	278	34,137,779.53	14.93
Purchase	123	18,930,848.46	8.28
Total	1,750	228,728,326.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE	Mortgage Loans	the Cut-off Date	the Cut-off Date
Arizona	32	3,403,517.64	1.49
California	2	389,406.07	0.17
Colorado	12	1,680,075.18	0.73
Connecticut	23	2,891,475.73	1.26
Delaware	13	1,559,148.67	0.68
Florida	106	10,700,997.02	4.68
Georgia	13	1,375,067.99	0.60
Illinois	131	17,023,576.70	7.44
Indiana	5	324,310.69	0.14
Kentucky	13	1,135,250.19	0.50
Louisiana	1	65,450.00	0.03
Maryland	60	8,442,629.79	3.69
Massachusetts	49	9,044,967.96	3.95
Michigan	60	6,838,446.33	2.99
Minnesota	19	3,399,014.65	1.49
Missouri	36	2,982,668.01	1.30
New Hampshire	4	593,699.10	0.26
New Jersey	130	18,504,972.16	8.09
New York	335	66,505,575.86	29.08
North Carolina	168	18,042,868.78	7.89
Ohio	154	12,841,858.84	5.61
Oklahoma	1	59,373.67	0.03
Oregon	24	3,197,373.72	1.40
Pennsylvania	146	14,628,299.00	6.40
Rhode Island	19	2,552,634.08	1.12
South Carolina	41	5,238,399.77	2.29
Tennessee	54	4,368,897.72	1.91
Vermont	2	153,400.00	0.07
Virginia	87	9,571,187.88	4.18
Washington	6	858,086.12	0.38
West Virginia	3	200,798.73	0.09
Wisconsin	1	154,898.92	0.07
Total	1,750	228,728,326.97	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Initial Fixed Rate Mortgage Loans
Scheduled Principal Balances as of June 1, 2003

TOTAL CURRENT BALANCE	$159,497,534
NUMBER OF LOANS	1,230

			Minimum		Maximum
AVG CURRENT BALANCE	$129,672.79		$24,543.27		$574,159.14

WAVG GROSS COUPON	8.453%		5.990%		12.690%
WAVG COMB LTV	75.14%		14.15%		100.00%

WAVG FICO SCORE	631		451		813

WAVG ORIGINAL TERM	313	months	60	months	360	months
WAVG REMAINING TERM	312	months	59	months	360	months
WAVG SEASONING	0.91	months	0.00	months	2	months

TOP PREPAYMENT CONC ($)	75.49 % Prepayment Penalty, 24.51 % No Prepayment Penalty
WAVG PREPAY TERM	25	months	12	months	36	months

TOP STATE CONC ($)	39.03 % New York, 10.43 % North Carolina, 5.72 % Illinois
MAXIMUM ZIP CODE CONC ($)	1.23% 11412

FIRST PAY DATE			May 01, 2003		Jul 01, 2003
MATURE DATE			May 01, 2008		Jun 01, 2033

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

PRODUCT	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Fixed Rate	1,230	159,497,533.52	100.00
Total	1,230	159,497,533.52	100.00

CURRENT BALANCE ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
24,543 - 50,000	134	5,394,365.17	3.38
50,001 - 100,000	445	32,984,751.10	20.68
100,001 - 150,000	277	34,274,959.95	21.49
150,001 - 200,000	163	28,359,865.76	17.78
200,001 - 250,000	111	25,065,648.00	15.72
250,001 - 300,000	45	12,193,240.23	7.64
300,001 - 350,000	23	7,502,666.14	4.70
350,001 - 400,000	18	6,859,271.49	4.30
400,001 - 450,000	4	1,761,067.09	1.10
450,001 - 500,000	6	2,889,196.40	1.81
500,001 - 550,000	2	1,086,343.05	0.68
550,001 - 574,159	2	1,126,159.14	0.71
Total	1,230	159,497,533.52	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%)	Mortgage Loans	the Cut-off Date	the Cut-off Date
5.990 - 6.000	29	4,500,583.85	2.82
6.001 - 6.500	52	8,942,021.98	5.61
6.501 - 7.000	106	18,620,283.75	11.67
7.001 - 7.500	72	11,074,580.85	6.94
7.501 - 8.000	165	25,493,427.69	15.98
8.001 - 8.500	114	15,406,969.91	9.66
8.501 - 9.000	207	24,918,158.14	15.62
9.001 - 9.500	116	11,606,374.51	7.28
9.501 - 10.000	155	17,085,104.79	10.71
10.001 - 10.500	97	9,336,017.80	5.85
10.501 - 11.000	55	6,207,604.42	3.89
11.001 - 11.500	28	3,093,316.14	1.94
11.501 - 12.000	19	1,725,491.96	1.08
12.001 - 12.500	14	1,421,630.26	0.89
12.501 - 12.690	1	65,967.47	0.04
Total	1,230	159,497,533.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months)	Mortgage Loans	the Cut-off Date	the Cut-off Date
60 - 90	15	772,250.61	0.48
91 - 150	91	7,153,249.40	4.48
151 - 210	202	20,251,837.13	12.70
211 - 270	102	11,644,137.22	7.30
271 - 330	79	9,758,470.13	6.12
331 - 360	741	109,917,589.03	68.91
Total	1,230	159,497,533.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months)	Mortgage Loans	the Cut-off Date	the Cut-off Date
59 - 60	3	130,784.55	0.08
61 - 120	78	5,438,218.60	3.41
121 - 180	208	20,743,923.41	13.01
181 - 240	107	11,479,756.74	7.20
241 - 300	70	8,759,542.58	5.49
301 - 360	764	112,945,307.64	70.81
Total	1,230	159,497,533.52	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING (Months)	Mortgage Loans	the Cut-off Date	the Cut-off Date
<= 0	406	50,895,657.44	31.91
1 - 2	824	108,601,876.08	68.09
Total	1,230	159,497,533.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMB LTV (%)	Mortgage Loans	the Cut-off Date	the Cut-off Date
14.15 - 15.00	1	87,000.00	0.05
15.01 - 20.00	3	239,945.53	0.15
20.01 - 25.00	3	221,797.22	0.14
25.01 - 30.00	7	542,616.52	0.34
30.01 - 35.00	11	924,013.19	0.58
35.01 - 40.00	23	2,428,224.68	1.52
40.01 - 45.00	21	1,997,996.47	1.25
45.01 - 50.00	46	4,694,520.00	2.94
50.01 - 55.00	62	8,193,829.09	5.14
55.01 - 60.00	56	6,911,715.86	4.33
60.01 - 65.00	78	10,185,046.02	6.39
65.01 - 70.00	112	16,034,393.82	10.05
70.01 - 75.00	172	24,412,704.83	15.31
75.01 - 80.00	231	28,346,968.55	17.77
80.01 - 85.00	133	16,695,354.81	10.47
85.01 - 90.00	178	24,805,379.23	15.55
90.01 - 95.00	39	5,391,749.03	3.38
95.01 - 100.00	54	7,384,278.67	4.63
Total	1,230	159,497,533.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE	Mortgage Loans	the Cut-off Date	the Cut-off Date
451 - 500	16	1,997,084.69	1.25
501 - 550	133	15,628,569.62	9.80
551 - 600	256	31,347,666.63	19.65
601 - 650	382	50,695,363.00	31.78
651 - 700	277	38,695,408.17	24.26
701 - 750	120	15,410,977.08	9.66
751 - 800	44	5,581,549.89	3.50
801 - 813	2	140,914.44	0.09
Total	1,230	159,497,533.52	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM (Months)	Mortgage Loans	the Cut-off Date	the Cut-off Date
0	349	39,090,694.52	24.51
12	279	55,846,976.70	35.01
24	8	1,458,948.13	0.91
30	4	739,592.67	0.46
36	590	62,361,321.50	39.10
Total	1,230	159,497,533.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN	Mortgage Loans	the Cut-off Date	the Cut-off Date
First Lien	1,159	155,455,545.87	97.47
Second Lien	71	4,041,987.65	2.53
Total	1,230	159,497,533.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY	Mortgage Loans	the Cut-off Date	the Cut-off Date
Primary	1,098	142,489,544.20	89.34
Non-owner	132	17,007,989.32	10.66
Total	1,230	159,497,533.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE	Mortgage Loans	the Cut-off Date	the Cut-off Date
Single Family	930	114,917,611.74	72.05
Two-Four Family	121	23,433,071.90	14.69
Multi-Use	43	7,418,178.13	4.65
Five-Eight Family	34	5,508,303.18	3.45
Manufactured Housing	74	5,030,023.03	3.15
Condominium	28	3,190,345.54	2.00
Total	1,230	159,497,533.52	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION	Mortgage Loans	the Cut-off Date	the Cut-off Date
Full	968	122,449,001.47	76.77
No Income Verification	157	23,086,720.89	14.47
Limited	61	8,628,087.60	5.41
Stated Income	44	5,333,723.56	3.34
Total	1,230	159,497,533.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE	Mortgage Loans	the Cut-off Date	the Cut-off Date
A	1,118	145,665,928.92	91.33
B	66	8,651,039.37	5.42
C	29	2,895,471.71	1.82
D	17	2,285,093.52	1.43
Total	1,230	159,497,533.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE	Mortgage Loans	the Cut-off Date	the Cut-off Date
Cash Out Refinance	546	71,955,371.63	45.11
Debt Consolidation	428	53,598,244.13	33.60
Rate/Term Refinance	187	22,339,093.69	14.01
Purchase	69	11,604,824.07	7.28
Total	1,230	159,497,533.52	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE	Mortgage Loans	the Cut-off Date	the Cut-off Date
Arizona	30	3,089,917.64	1.94
Colorado	8	906,603.55	0.57
Connecticut	18	2,186,211.93	1.37
Delaware	10	1,111,298.67	0.70
Florida	73	7,252,375.34	4.55
Georgia	7	582,916.76	0.37
Illinois	71	9,117,608.89	5.72
Indiana	2	125,401.90	0.08
Kentucky	11	950,950.19	0.60
Louisiana	1	65,450.00	0.04
Maryland	34	4,706,236.40	2.95
Massachusetts	21	3,404,852.59	2.13
Michigan	21	2,164,610.88	1.36
Minnesota	6	587,655.66	0.37
Missouri	15	1,127,532.26	0.71
New Hampshire	1	199,720.19	0.13
New Jersey	63	7,586,713.18	4.76
New York	316	62,249,732.39	39.03
North Carolina	158	16,639,667.94	10.43
Ohio	94	7,536,548.60	4.73
Oklahoma	1	59,373.67	0.04
Oregon	22	2,880,911.47	1.81
Pennsylvania	91	8,716,518.83	5.46
Rhode Island	9	1,291,417.75	0.81
South Carolina	40	5,068,527.46	3.18
Tennessee	44	3,283,303.68	2.06
Vermont	2	153,400.00	0.10
Virginia	54	5,439,090.66	3.41
Washington	6	858,086.12	0.54
Wisconsin	1	154,898.92	0.10
Total	1,230	159,497,533.52	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Initial Adjustable Rate Mortgage Loans
Scheduled Principal Balances as of June 1, 2003

TOTAL CURRENT BALANCE	$69,230,793
NUMBER OF LOANS	520

			Minimum		Maximum
AVG CURRENT BALANCE	$133,136.14		$27,616.13		$524,589.63

WAVG GROSS COUPON	8.381%		5.590%		12.040%

WAVG GROSS MARGIN	7.543%		4.540%		11.140%
WAVG PERIOD RATE CAP	1.000%		1.000%		1.000%
WAVG MIN INT RATE	8.381%		5.590%		12.040%
WAVG MAX INT RATE	15.381%		12.590%		19.040%

WAVG NEXT RESET	30	months	22	months	36	months

WAVG COMB LTV	76.99%		19.14%		100.00%
WAVG FICO SCORE	588		477		766

WAVG ORIGINAL TERM	350	months	84	months	360	months
WAVG REMAINING TERM	349	months	84	months	360	months
WAVG SEASONING	0.88	months	0.00	months	2	months

TOP PREPAYMENT CONC ($)	91.81 % Prepayment Penalty, 8.19 % No Prepayment Penalty
WAVG PREPAY TERM	31	months	12	months	36	months

TOP STATE CONC ($)	15.77 % New Jersey, 11.42 % Illinois, 8.54 % Pennsylvania
MAXIMUM ZIP CODE CONC ($)	0.82% 28717

FIRST PAY DATE			May 01, 2003		Aug 01, 2003
NEXT RATE CHANGE DATE			Apr 01, 2005		Jul 01, 2006
MATURE DATE			Jun 01, 2010		Jun 01, 2033

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT	Mortgage Loans	the Cut-off Date	the Cut-off Date
3/27 Arms	311	39,436,348.36	56.96
2/28 Arms	209	29,794,445.09	43.04
Total	520	69,230,793.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($)	Mortgage Loans	the Cut-off Date	the Cut-off Date
27,616 - 50,000	53	2,329,185.96	3.36
50,001 - 100,000	162	12,053,916.15	17.41
100,001 - 150,000	132	16,297,469.91	23.54
150,001 - 200,000	83	14,613,640.94	21.11
200,001 - 250,000	44	9,723,252.58	14.04
250,001 - 300,000	25	6,905,362.83	9.97
300,001 - 350,000	14	4,430,450.73	6.40
350,001 - 400,000	4	1,475,569.72	2.13
400,001 - 450,000	2	877,355.00	1.27
500,001 - 524,590	1	524,589.63	0.76
Total	520	69,230,793.45	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%)	Mortgage Loans	the Cut-off Date	the Cut-off Date
5.590 - 6.000	5	641,605.55	0.93
6.001 - 6.500	15	1,948,757.96	2.81
6.501 - 7.000	31	5,131,924.81	7.41
7.001 - 7.500	49	8,182,969.91	11.82
7.501 - 8.000	79	12,320,980.03	17.80
8.001 - 8.500	71	9,435,005.67	13.63
8.501 - 9.000	98	13,968,267.89	20.18
9.001 - 9.500	56	6,368,695.74	9.20
9.501 - 10.000	61	6,418,902.02	9.27
10.001 - 10.500	21	2,155,327.34	3.11
10.501 - 11.000	13	912,899.00	1.32
11.001 - 11.500	10	812,266.73	1.17
11.501 - 12.000	9	765,798.29	1.11
12.001 - 12.040	2	167,392.51	0.24
Total	520	69,230,793.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%)	Mortgage Loans	the Cut-off Date	the Cut-off Date
4.540 - 5.000	4	544,205.62	0.79
5.001 - 5.500	10	1,605,048.81	2.32
5.501 - 6.000	25	3,612,681.12	5.22
6.001 - 6.500	40	6,649,524.60	9.60
6.501 - 7.000	71	11,649,287.90	16.83
7.001 - 7.500	78	10,404,887.30	15.03
7.501 - 8.000	87	11,611,933.56	16.77
8.001 - 8.500	68	9,918,860.14	14.33
8.501 - 9.000	60	6,484,229.34	9.37
9.001 - 9.500	37	3,371,079.59	4.87
9.501 - 10.000	18	1,575,997.94	2.28
10.001 - 10.500	11	887,237.12	1.28
10.501 - 11.000	10	821,320.41	1.19
11.001 - 11.140	1	94,500.00	0.14
Total	520	69,230,793.45	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT CAP (%)	Mortgage Loans	the Cut-off Date	the Cut-off Date
5.590 - 6.000	5	641,605.55	0.93
6.001 - 6.500	15	1,948,757.96	2.81
6.501 - 7.000	31	5,131,924.81	7.41
7.001 - 7.500	49	8,182,969.91	11.82
7.501 - 8.000	79	12,320,980.03	17.80
8.001 - 8.500	71	9,435,005.67	13.63
8.501 - 9.000	98	13,968,267.89	20.18
9.001 - 9.500	56	6,368,695.74	9.20
9.501 - 10.000	61	6,418,902.02	9.27
10.001 - 10.500	21	2,155,327.34	3.11
10.501 - 11.000	13	912,899.00	1.32
11.001 - 11.500	10	812,266.73	1.17
11.501 - 12.000	9	765,798.29	1.11
12.001 - 12.040	2	167,392.51	0.24
Total	520	69,230,793.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT CAP (%)	Mortgage Loans	the Cut-off Date	the Cut-off Date
12.590 - 13.000	5	641,605.55	0.93
13.001 - 13.500	15	1,948,757.96	2.81
13.501 - 14.000	31	5,131,924.81	7.41
14.001 - 14.500	49	8,182,969.91	11.82
14.501 - 15.000	79	12,320,980.03	17.80
15.001 - 15.500	71	9,435,005.67	13.63
15.501 - 16.000	98	13,968,267.89	20.18
16.001 - 16.500	56	6,368,695.74	9.20
16.501 - 17.000	61	6,418,902.02	9.27
17.001 - 17.500	21	2,155,327.34	3.11
17.501 - 18.000	13	912,899.00	1.32
18.001 - 18.500	10	812,266.73	1.17
18.501 - 19.000	9	765,798.29	1.11
19.001 - 19.040	2	167,392.51	0.24
Total	520	69,230,793.45	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE CHANGE DATE	Mortgage Loans	the Cut-off Date	the Cut-off Date
04/01/05 - 04/30/05	43	6,402,125.95	9.25
05/01/05 - 05/31/05	105	14,529,869.14	20.99
06/01/05 - 06/30/05	61	8,862,450.00	12.80
04/01/06 - 04/30/06	52	6,305,537.99	9.11
05/01/06 - 05/31/06	156	20,874,980.37	30.15
06/01/06 - 06/30/06	102	12,151,830.00	17.55
07/01/06 - 07/31/06	1	104,000.00	0.15
Total	520	69,230,793.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months)	Mortgage Loans	the Cut-off Date	the Cut-off Date
84 - 90	1	44,525.00	0.06
91 - 150	3	194,344.40	0.28
151 - 210	21	2,561,098.62	3.70
211 - 270	11	938,391.58	1.36
271 - 330	12	1,303,379.80	1.88
331 - 360	472	64,189,054.05	92.72
Total	520	69,230,793.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months)	Mortgage Loans	the Cut-off Date	the Cut-off Date
84 - 120	3	167,845.09	0.24
121 - 180	17	1,981,191.29	2.86
181 - 240	13	1,352,573.14	1.95
241 - 300	10	966,492.29	1.40
301 - 360	477	64,762,691.64	93.55
Total	520	69,230,793.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING (Months)	Mortgage Loans	the Cut-off Date	the Cut-off Date
<= 0	166	21,212,880.00	30.64
1 - 2	354	48,017,913.45	69.36
Total	520	69,230,793.45	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMB LTV (%)	Mortgage Loans	the Cut-off Date	the Cut-off Date
19.14 - 20.00	1	40,000.00	0.06
20.01 - 25.00	1	39,980.08	0.06
25.01 - 30.00	3	324,963.92	0.47
30.01 - 35.00	3	334,296.65	0.48
35.01 - 40.00	3	401,000.00	0.58
40.01 - 45.00	8	883,708.35	1.28
45.01 - 50.00	9	1,204,921.55	1.74
50.01 - 55.00	13	1,291,226.42	1.87
55.01 - 60.00	21	2,944,509.88	4.25
60.01 - 65.00	34	3,869,564.79	5.59
65.01 - 70.00	51	6,362,821.37	9.19
70.01 - 75.00	64	9,622,672.60	13.90
75.01 - 80.00	131	17,077,761.83	24.67
80.01 - 85.00	88	12,760,332.01	18.43
85.01 - 90.00	62	8,064,705.35	11.65
90.01 - 95.00	16	2,415,238.40	3.49
95.01 - 100.00	12	1,593,090.25	2.30
Total	520	69,230,793.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE	Mortgage Loans	the Cut-off Date	the Cut-off Date
477 - 500	16	2,260,547.51	3.27
501 - 550	142	17,292,779.64	24.98
551 - 600	159	20,781,079.23	30.02
601 - 650	135	19,439,737.60	28.08
651 - 700	55	7,855,098.22	11.35
701 - 750	11	1,368,664.66	1.98
751 - 766	2	232,886.59	0.34
Total	520	69,230,793.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM (Months)	Mortgage Loans	the Cut-off Date	the Cut-off Date
0	31	5,672,690.00	8.19
12	4	493,089.38	0.71
24	175	23,449,104.82	33.87
30	9	1,103,410.88	1.59
36	301	38,512,498.37	55.63
Total	520	69,230,793.45	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN	Mortgage Loans	the Cut-off Date	the Cut-off Date
First Lien	520	69,230,793.45	100.00
Total	520	69,230,793.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY	Mortgage Loans	the Cut-off Date	the Cut-off Date
Primary	474	63,357,922.42	91.52
Non-owner	46	5,872,871.03	8.48
Total	520	69,230,793.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE	Mortgage Loans	the Cut-off Date	the Cut-off Date
Single Family	437	56,210,967.99	81.19
Two-Four Family	58	10,090,849.98	14.58
Condominium	25	2,928,975.48	4.23
Total	520	69,230,793.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION	Mortgage Loans	the Cut-off Date	the Cut-off Date
Full	379	46,929,034.52	67.79
No Income Verification	60	9,981,974.09	14.42
Limited	48	7,438,725.97	10.74
Stated Income	33	4,881,058.87	7.05
Total	520	69,230,793.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE	Mortgage Loans	the Cut-off Date	the Cut-off Date
A	406	57,155,504.63	82.56
B	67	7,389,969.25	10.67
C	33	3,337,992.83	4.82
D	14	1,347,326.74	1.95
Total	520	69,230,793.45	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE	Mortgage Loans	the Cut-off Date	the Cut-off Date
Cash Out Refinance	208	26,953,568.80	38.93
Debt Consolidation	167	23,152,514.42	33.44
Rate/Term Refinance	91	11,798,685.84	17.04
Purchase	54	7,326,024.39	10.58
Total	520	69,230,793.45	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE	Mortgage Loans	the Cut-off Date	the Cut-off Date
Arizona	2	313,600.00	0.45
California	2	389,406.07	0.56
Colorado	4	773,471.63	1.12
Connecticut	5	705,263.80	1.02
Delaware	3	447,850.00	0.65
Florida	33	3,448,621.68	4.98
Georgia	6	792,151.23	1.14
Illinois	60	7,905,967.81	11.42
Indiana	3	198,908.79	0.29
Kentucky	2	184,300.00	0.27
Maryland	26	3,736,393.39	5.40
Massachusetts	28	5,640,115.37	8.15
Michigan	39	4,673,835.45	6.75
Minnesota	13	2,811,358.99	4.06
Missouri	21	1,855,135.75	2.68
New Hampshire	3	393,978.91	0.57
New Jersey	67	10,918,258.98	15.77
New York	19	4,255,843.47	6.15
North Carolina	10	1,403,200.84	2.03
Ohio	60	5,305,310.24	7.66
Oregon	2	316,462.25	0.46
Pennsylvania	55	5,911,780.17	8.54
Rhode Island	10	1,261,216.33	1.82
South Carolina	1	169,872.31	0.25
Tennessee	10	1,085,594.04	1.57
Virginia	33	4,132,097.22	5.97
West Virginia	3	200,798.73	0.29
Total	520	69,230,793.45	100.00